The Dow Chemical Company and Subsidiaries	EXHIBIT 32.1
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Jim Fitterling, Chief Executive Officer of The Dow Chemical Company (the “Company”), certify that:

1.
the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2018 as filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JIM FITTERLING
Jim Fitterling
Chief Executive Officer
November 2, 2018

59